                               LOCAL 810, I.B.T.


                                AGREEMENT WITH


                      HAUPPAUGE RECORD MANUFACTURING CO.
                         a wholly owned subsidiary of
                    Allied Digital Technologies Corp. - HTM


                      January 22, 1997 - January 21, 2000




                            Louis Smith, President
                               Local 810, I.B.T.
                              10 East 15th Street
                             New York, N.Y. 10003

Donna Santoro, Delegate                            Telephone No. (212) 691-4100

                                      HTM
                                      ---

                               TABLE OF CONTENTS
                               -----------------

Clause                                                           Article
------                                                           -------

Recognition And Bargaining Unit                                  I
Union Security                                                   II
Checkoff Of Dues                                                 III
Hiring Hall                                                      IV
Hours And Overtime                                               V
Night Shift and Twelve Hour Shift                                VI
Call-In Pay                                                      VII
No Discrimination - Equal Pay                                    VIII
Holidays                                                         IX
Seniority And Promotions                                         X
Discharge                                                        XI
Downgrading                                                      XII
Tools And Materials                                              XIII
Payment Of Wages                                                 XIV
Visitation                                                       XV
Payroll Records                                                  XVI
Strike And Lockout                                               XVII
Grievance And Arbitration                                        XVIII
Leave Of Absence                                                 XIX
Notice of Layoff                                                 XX
Bulletin Board                                                   XXI
Shop Steward And Committeemen                                    XXII
Telephone                                                        XXIII
Soap, Towels & Sanitary Conditions                               XXIV
Rest And Wash-UP Time                                            XXV
Health And Welfare                                               XXVI
Pension                                                          XXVII
Annuity                                                          XXVIII
Enforcement Of Welfare & Pension Contributions                   XXIX
Wages                                                            XXX
Vacations                                                        XXXI
Assignment Of Contract                                           XXXII
Cost Of Living                                                   XXXIII
Jury Duty                                                        XXXIV
Plant Removal                                                    XXXV
Paid Sick Leave                                                  XXXVI
Mourning Period                                                  XXXVII
General Provisions & Efficiency To Meet Competition              XXXVIII
Labor Management Committee                                       XXXIX
Safety Provisions                                                XL
Termination                                                      XLI
Saving Clause                                                    XLII

Schedule "A" - Schedule Of Starting & Minimum Rates

                                      HTM
                                      ---

                                     INDEX
                                     -----

ANNUITY.................................................................. 10
ARBITRATION............................................................... 7
ASSIGNMENT OF CONTRACT................................................... 12
BARGAINING UNIT........................................................... 1
BULLETIN BOARD............................................................ 8
CALL-IN PAY............................................................... 4
CHECKOFF OF DUES.......................................................... 1
COST OF LIVING........................................................... 12
DISCHARGE................................................................. 5
DOWNGRADING............................................................... 5
ENFORCEMENT OF WELFARE AND PENSION CONTRIBUTIONS......................... 10
GENERAL PROVISIONS AND EFFICIENCY TO MEET COMPETITION.................... 13
GRIEVANCE................................................................. 7
HEALTH AND WELFARE........................................................ 8
HIRING HALL............................................................... 2
HOLIDAYS.................................................................. 4
HOURS AND OVERTIME........................................................ 2
JURY DUTY................................................................ 12
LABOR MANAGEMENT COMMITTEE............................................... 14
LEAVE OF ABSENCE.......................................................... 7
MOURNING PERIOD.......................................................... 13
NIGHT SHIFT and TWELVE-HOUR SHIFT......................................... 3
NO DISCRIMINATION - EQUAL PAY............................................. 4
NOTICE OF LAYOFF.......................................................... 8
PAID SICK LEAVE.......................................................... 13
PAYMENT OF WAGES.......................................................... 6
PAYROLL RECORDS........................................................... 6
PENSION................................................................... 9
PLANT REMOVAL............................................................ 12
RECOGNITION............................................................... 1
REST AND WASH-UP TIME..................................................... 8
SAFETY PROVISIONS........................................................ 14
SAVING CLAUSE............................................................ 14
SENIORITY AND PROMOTIONS.................................................. 5
SHOP STEWARD AND COMMITTEEMEN............................................. 8
SOAP, TOWELS AND SANITARY CONDITIONS...................................... 8
STRIKE AND LOCKOUT........................................................ 6
TELEPHONE................................................................. 8
TERMINATION.............................................................. 14
TOOLS AND MATERIALS....................................................... 6
UNION SECURITY............................................................ 1
VACATIONS................................................................ 11
VISITATION................................................................ 6
WAGES.................................................................... 10

AGREEMENT MADE AND ENTERED into as of the 22nd day of January, 1997, by and between HAUPPAUGE RECORD MANUFACTURING CO., A WHOLLY OWNED SUBSIDIARY OF ALLIED DIGITAL TECHNOLOGIES CORP. - HTM, at 15 Gilpin Avenue, Hauppauge, Long Island, New York 11788-4791, hereinafter referred to as the "EMPLOYER", and LOCAL 810, STEEL, METALS, ALLOYS AND HARDWARE FABRICATORS AND WAREHOUSEMEN, affiliated with the INTERNATIONAL BROTHERHOOD OF TEAMSTERS, located at 10 East 15th Street, New York, New York 10003, its successors or assigns, hereinafter referred to as the "UNION".

                             W I T N E S S E T H:
                             --------------------

WHEREAS, the parties hereto desire to establish the standards and conditions of labor under which the employees shall work for the Employer during the term of this Agreement; and

WHEREAS, it is the intent and purpose of the parties that this Agreement shall promote and improve the industrial and economic relations between them, and to set forth herein their Agreement covering rates of pay, hours of work and conditions of employment;

NOW, THEREFORE, in consideration of the mutual covenants and obligations herein contained, the parties agree as follows:

                                   ARTICLE I
                                   ---------

                        RECOGNITION AND BARGAINING UNIT
                        -------------------------------

The Employer recognizes the Union as the sole and exclusive collective bargaining agent for all employees in all shops of the Employer with respect to rates of pay, wages, hours of employment and other conditions of employment, excepting office an clerical employees and those excluded by the Act.

                                  ARTICLE II
                                  ----------

                                UNION SECURITY
                                --------------

A. It shall be a condition of employment that all employees of the Employer covered by this Agreement who are members of the Union in good standing on the execution date of this Agreement shall remain members in good standing and those who are not members on the execution date of this Agreement shall, on or after the thirtieth (30th) day following the execution date of this Agreement, become and remain members in good standing in the Union. It shall also be a condition of employment that all employees covered by this Agreement and hired on or after its execution date shall, on or after the thirtieth (30th) day following the beginning of such employment, become and remain members in good standing in the Union.

B. The first thirty (30) days of employment for a newly-hired employee shall be considered the probationary period.

C. All employees employed for a period of thirty (30) calendar days shall become permanent employees.

                                  ARTICLE III
                                  -----------

                               CHECKOFF OF DUES
                               ----------------

The Employer agrees that during the full term of this Agreement and any extension of renewal thereof, he will deduct monthly from the earnings of employees who have so authorized, in writing, and in accordance with the provisions of said authorization, membership dues and initiation fees and remit same to the Union. The remittance shall be accompanied by a list showing individual names and amounts deducted. The total deductions shall be made not later than the fifteenth (15th) day of the same month. The Union shall advise the Employer of the amount of the initiation fees and dues and the manner the same shall be deducted.

                                  ARTICLE IV
                                  ----------

                                  HIRING HALL
                                  -----------

The Employer will notify the Union by telephone, confirmed in writing, by letter, to be mailed on the same day, of all requirements for new help. The Union agrees to furnish applicants, whenever possible, through its hiring hall, which is maintained for both members of the Union and non-members of the Union at its offices at 10 East 15th Street, New York, New York. The Employer retains the right to reject any job applicant referred by the Union. This provision is not to be deemed or interpreted to be a requirement for a closed shop, as the hiring hall maintained by the Union, as aforesaid, is available to both Union and non-Union applicants for jobs, and the selection of applicants for referral to jobs is on a non-discriminatory basis and is not based upon, or in any way affected by Union membership, by-laws, regulations, constitutional provisions or any other aspect or obligation of Union membership, policies or requirements.

All newly-hired help shall obtain a referral card from the Union, and such referral cards shall be issued without regard to membership or non-membership in the Union and are issued only for the purpose of appropriate record-keeping and bookkeeping by the Union.

                                   ARTICLE V
                                   ---------

                              HOURS AND OVERTIME
                              ------------------

The work week shall be from Monday to Friday, inclusive and shall consist of eight (8) hours in each day. Time and one-half shall be paid for all hours worked in excess of eight (8) hours in any one day, or after forty (40) hours in any one (1) week, or for any hours worked prior to or after the aforesaid hours of employment. Time and one-half shall be paid for work performed on a shift commencing on Saturday and double time for work performed on a shift commencing on Sunday, except as it applies to employees working on the third shift, who will receive said premium pay respectively if they work on the days following Saturday or Sunday. Time and one-half, in addition to holiday pay, shall be paid for work performed on a shift commencing on a Contract holiday, except as it applies to the employees working on the third shift, who will receive said premium holiday pay if they work on the day following a Contract holiday.

Double time shall be paid for all work performed in excess of ten (10) hours in any one day. Nothing in this Agreement shall be construed as requiring a duplication or pyramiding of holiday, Saturday, Sunday or overtime compensation involving the same hours of work.

The Shop Steward shall have preference for overtime work, provided he has the ability to perform such work.

Weekend Overtime: When the Employer is operating on a five day work week and finds that it is necessary to staff shifts on Saturdays and/or Sundays, but does not secure a sufficient number of volunteers from the bargaining units to work on such Saturdays and/or Sundays, the Employer may utilize temporary employees and/or non-bargaining unit employees to perform such bargaining unit work.

As set forth herein, when the Employer finds it necessary to staff shifts on Saturdays and/or Sundays, and before or after shift hours, such overtime work will be offered by department, by seniority, provided the employees have the present ability to perform the available work.

                                  ARTICLE VI
                                  ----------

                       NIGHT SHIFT AND TWELVE-HOUR SHIFT
                       ---------------------------------

NIGHT SHIFT: Employees working on a second shift shall be paid ten percent (10%) above their regular rate of pay. Employees working on a third shift shall be paid fifteen percent (15%) above their regular rate of pay. The aforesaid differential shall be paid on all hours for vacations and holidays.

TWELVE-HOUR SHIFT: Upon providing a minimum of two (2) weeks' advance notice to bargaining unit employees, the Employer shall, with volunteers from the bargaining units, institute three (3), twelve (12) hour shift work days so as to provide twenty-four hour per day coverage. The starting times of both the first and second shifts shall be subject to discussion between the Employer and the Union.

The staffing of twelve-hour shifts shall be on a voluntary basis. In the event an insufficient number of bargaining unit employees volunteer to staff the twelve-hour shifts, the Employer shall blend (combine) bargaining unit employees having the present ability to do the work, who shall work eight hour blended shifts.

When an employee is assigned to work a twelve-hour shift, his/her hourly wage rate shall be increased by 11.1%.

When an employee is assigned to work the second shift, such employee shall receive an additional 12.5% night differential.

On those occasions where an employee works more than twelve (12) hours in a given day, such employee shall be paid at the rate of time and one-half for work performed beyond his/her twelve-hour shift.

When an employee works a fourth shift within a work week, such employee shall receive his/her shift rate of pay for the first four (4) hours worked and then shall be paid at the rate of time and one-half the employee's rate of pay for those additional hours worked. When a fourth or fifth shift within a work week falls on a Sunday, employees shall be paid at the rate of time and one-half for all hours worked that day. When a twelve-hour shift falls on a Sunday, those employees who have agreed to work twelve (12) hour shifts shall have the first option to work such Sunday shifts. If the Employer finds that there is a need to utilize additional employees on such Sunday twelve-hour shifts, the remaining bargaining unit employees, with the present ability to perform the available work, will be offered the opportunity to work such shifts on a seniority basis. Those with the greatest seniority shall be offered the opportunity to work in order of their seniority.

When the Employer concludes that it is appropriate to terminate running on twelve-hour shifts, the Employer shall afford bargaining unit employees involved at least two weeks prior notice.

The Employer shall have the sole right to determine which work groups are required to work twelve-hour shifts to meet competition and customer requirements.

When employees volunteer to work twelve-hour shifts, overtime provisions concerning pay for time and one-half after eight (8) hours of work or double time for work performed after ten (10) hours of work and double time for Sunday shall not be applicable.

When an employee working twelve-hour shifts performs services after forty (40) hours, such time shall be paid at the rate of time and one-half of such employees' twelve (12) hour shift wage rate.

Break-Time: Approximately three (3) hours after the commencement of each twelve-hour shift, there shall be a (15) minute break period. Approximately three (3) hours subsequent to the conclusion of such break period, there shall be a thirty (30) minute meal period. Approximately three (3) hours subsequent to the conclusion of the meal period, there shall be an additional thirty (30) minute break period.

The bargaining unit employees shall use their best efforts to provide staffing and coverage on premium days . It is the intent of the parties to distribute the opportunity to work on premium days as equally as possible among employees having the present ability to perform the available work. In the event an employee who commits to work on a premium day fails to report to work on a premium day, said employee shall be subject to disciplinary action in accordance with existing attendance guidelines in effect at the time of the occurrence.

The terms of the "Hours and Overtime" article shall remain as is with respect to those bargaining unit employees assigned to work eight (8) hour shifts.

                                  ARTICLE VII
                                  -----------

                                  CALL-IN PAY
                                  -----------

Every worker who reports for work is guaranteed a minimum of eight (8) hours available work or pay. This provision does not relieve the Employer of the notice of layoff provided for in "ARTICLE XX" herein, except for Acts of God and breakdown of machinery, wherein this clause is waived.

Each worker who is assigned or committed to work a twelve-hour shift and who reports for work is guaranteed a minimum of twelve (12) hours available work or pay.

                                 ARTICLE VIII
                                 ------------

                         NO DISCRIMINATION - EQUAL PAY
                         -----------------------------

In accordance with applicable law, the Employer and the Union agree not to discriminate against any individual with respect to hiring, compensation, terms or conditions of employment because of such individual's race, color, religion, sex, national origin, pregnancy, disability, handicap or age, nor will they limit, segregate or classify employees in any way to deprive any individual employee of employment opportunities because of race, color, religion, sex, national origin, pregnancy, disability, handicap or age.

The Company and the Union agree that there will be no discrimination by the Company or the Union against any employee because of his or her membership in the Union or because of any employee's lawful activity and/or support of the Union.

Equal pay for equal work shall prevail, regardless of sex. The Employer may grant individual merit increases after due notification to the Union.

                                  ARTICLE IX
                                  ----------

                                   HOLIDAYS
                                   --------

The following shall be holidays for which every permanent employee shall receive eight (8) hours regular straight time rates without performing any work, provided, however, that eight (8) hours work is performed during the holiday week by the employee, except if an employee is laid off within fifteen
(15) days prior to the work day before Christmas and Christmas Day and/or fifteen (15) days prior to the work day before New Year's and New Year's Day, they shall be paid for said days.

    President's Day                        Election Day
    Good Friday                            Thanksgiving Day
    Memorial Day                           Day after Thanksgiving
    Independence Day                       Work Day before Christmas Day
    Labor Day                              Christmas Day
    Columbus Day                           Work Day before New Year's Day
                                           New Year's Day

If any of the named holidays falls on a Saturday, each employee shall receive his regular eight (8) hours' straight time rate. If any such holiday falls on a Sunday, the holiday shall be celebrated on the following Monday.

                                   ARTICLE X
                                   ---------

                           SENIORITY AND PROMOTIONS
                           ------------------------

All employees employed for a period of thirty (30) days shall attain seniority rights, measured from the first day of employment for the purpose of layoffs and rehirings. Departmental-wide seniority, with the ability to do the available work, shall prevail. The Employer, upon signing the contract and thereafter every six (6) months, shall prepare and deliver to the Union a seniority list containing the name of each employee, date of employment, position on the list, classification and wage rate.

It shall be the policy of the Employer to make all promotions from the ranks of the employees, and the Employer agrees that such principle will be liberally applied wherever possible.

Temporary transfers of machine operators to general help positions shall be done on a seniority basis and, more specifically, in reverse order of seniority.

Temporary transfers of bargaining unit personnel between the three (3) interrelated entities (HTM, HVM, and HCDM) shall be done in accordance with seniority and, more specifically, in reverse order of seniority.

If an employee who has been laid off fails to report back to work within five
(5) working days after he is recalled by written notification sent by registered mail, with a copy to the Union, his employment shall be deemed terminated.

Laid-off employees shall retain seniority unless such layoff is for an uninterrupted period of more than one (1) year.

                                  ARTICLE XI
                                  ----------

                                   DISCHARGE
                                   ---------

Employees can be discharged only for just and proper cause. Before any employee is discharged the Employer must give one (1) working day's notice, in writing, to the Union, stating the reason for and the date of the proposed discharge to enable the Union to intercede on behalf of such employee. The Employer hereby agrees that it will discuss the matter with the Union. In cases involving theft or malicious mischief, the Employer may discharge without prior notice, but shall immediately notify the Union of all of the facts. This clause shall not be construed as a modification or waiver of any rights which the Union has under the arbitration provisions of this Agreement.

                                  ARTICLE XII
                                  -----------

                                  DOWNGRADING
                                  -----------

There shall be no downgrading or reduction of the individual wage rates of employees or the wage ranges covered by this Agreement.

The Employer agrees that he will not modify or waive any provisions of this Agreement with any employee or group of employees. The Employer will not enter into any contract or agreement with any employee or group of employees without the written consent of the Union.

                                 ARTICLE XIII
                                 ------------

                              TOOLS AND MATERIALS
                              -------------------

The Employer will furnish all tools necessary or incidental to the work without charge to the employees. No employees shall be charged for any damage to material.

                                  ARTICLE XIV
                                  -----------

                               PAYMENT OF WAGES
                               ----------------

Wages shall be paid weekly by check for work completed seventy-two (72) hours prior to pay day except if pay day falls on a holiday, wages shall be paid the following day. All employees who are laid off, quit or are discharged shall receive all wages and other benefits which they have earned at the time of their layoff, or termination. This provision may not be changed without consent of the Union.

Where it is concluded that an employee has received a weekly paycheck which is short by four (4) hours or more, the corporate payroll department will make reasonable efforts to issue an additional check during the course of the same day that the underpayment is brought to the department's attention.

                                  ARTICLE XV
                                  ----------

                                  VISITATION
                                  ----------

A representative of the Union shall be permitted to enter the factory of the Employer, upon notification to the Employer at any time during working hours to carry out the terms of this Agreement and to ascertain if the terms hereof are being complied with.

                                  ARTICLE XVI
                                  -----------

                                PAYROLL RECORDS
                                ---------------

The Employer will keep a set of payroll records which will indicate the number of hours worked by each individual together with the rates paid to such employees. These records may be examined by the Union through a representative or accountant, or both, during business hours.

                                 ARTICLE XVII
                                 ------------

                              STRIKE AND LOCKOUT
                              ------------------

During the term of this Agreement, there shall be no strike, lockout or slowdown. Employees participating in such strike, or slowdown are subject to immediate discharge. No employee covered by this Agreement shall be compelled to cross a picket line authorized by the Union at another Employer's premises and his refusal to do so shall not constitute a breach of this Agreement.

                                 ARTICLE XVIII
                                 -------------

                           GRIEVANCE AND ARBITRATION
                           -------------------------

A. Any dispute or grievance between the Employer and its employees or the Union, growing out of the interpretation or application of any clause of this Agreement, shall be settled in the following manner:

STEP 1
------

Between a committee person designated by the Union for the area or department where the grievance arose and a supervisor designated by the Employer. If not adjusted the grievance should be reduced to writing and submitted to the office of the Plant manager within five (5) calendar days.

STEP 2
------

Within ten (10) work days after issuance and receipt of written grievance a meeting shall be scheduled by appointment between the Union and the Employer. This meeting shall be attended by the Shop Steward (or in his or her absence by a committee person), the Plant Manager or his designee. The grievant shall have the right at his or her option to attend the meetings in Step 1 and 2, hereinabove mentioned.

STEP 3
------

If the grievance has not be adjusted in Step 2, it thereafter may be submitted for arbitration within twelve (12) work days to an Arbitrator designated for that purpose from a panel by the New York State Employment Relations Board at the request of either party. The award of said Arbitrator shall be final and binding upon all parties, even though one of the parties shall fail to appear, and such award shall be enforceable in any court of competent jurisdiction. The fees of the Arbitrator shall be borne equally by the parties.

B. It is understood and agreed that question involving changes in or additions to the terms and provisions of this Agreement shall not be subject to the foregoing grievance procedure or to Arbitration.

C. Nothing herein contained shall be construed as depriving the parties herein of the right to initiate and process a grievance directly with each other, and thereafter to utilize the arbitration procedure of this paragraph.

D. All meetings and discussions pertaining to disputes or grievances shall take place during working hours on Company time and on Company premises. The Employer shall not be required to pay for time lost from work due to arbitration hearings.

                                  ARTICLE XIX
                                  -----------

                               LEAVE OF ABSENCE
                               ----------------

Employees are entitled to leaves of absence not exceeding one (1) year for good cause. Such leaves of absence shall be granted for, but not confined to, restoration of health, medical, dental or other treatment, maternity leave or employment by the Union, and shall not prejudice seniority status. Notice of request for leave shall be given to the Employer in writing, and if taken, the Employer shall notify the Union, in writing, to that effect.

                                  ARTICLE XX
                                  ----------

                               NOTICE OF LAYOFF
                               ----------------

A layoff shall not be effective against employees employed for over three (3) calendar months unless two (2) working days' advance notice in writing, thereof is given to the employee or employees affected and a copy of such notice delivered to the Union.

                                  ARTICLE XXI
                                  -----------

                                BULLETIN BOARD
                                --------------

The Employer shall provide bulletin boards for the exclusive use of the Union and cause the same to be placed on the Employer's premises at places agreed upon by the parties.

                                 ARTICLE XXII
                                 ------------

                        SHOP STEWARD AND COMMITTEEMEN
                        -----------------------------

The Union shall designate a Chief Shop Steward who shall serve as such with respect to the three (3) interrelated entities (HTM, HVM and HCDM). In addition, the Union shall designate two Alternative Shop Stewards who will assist the Chief Shop Steward and the Union in carrying out the interests and purposes of this Agreement. The Chief Shop Steward and each of the two Alternate Shop Stewards shall be entitled to top seniority for the purposes of layoff and recall only.

                                 ARTICLE XXIII
                                 -------------

                                   TELEPHONE
                                   ---------

A telephone shall be made available to the Shop Steward for the purpose of communicating with the Union.

                                 ARTICLE XXIV
                                 ------------

                     SOAP, TOWELS AND SANITARY CONDITIONS
                     ------------------------------------

The Employer agrees to supply adequate soap and towels for its employees without cost to the employees. The Employer will exercise all effort in order to help maintain such sanitary conditions.

                                  ARTICLE XXV
                                  -----------

                             REST AND WASH-UP TIME
                             ---------------------

Employees shall be allowed two (2) ten minute rest periods, one before lunch, the other after lunch, without loss of pay. Each employee shall receive five
(5) minutes wash-up time at the end of the day without loss of pay. In addition, employees who work two (2) hours or more overtime shall receive an additional ten (10) minute rest period.

                                 ARTICLE XXVI
                                 ------------

                              HEALTH AND WELFARE
                              ------------------

Effective and retroactive to January 22, 1997, the Employer agrees to pay eight and one-quarter percent (8 1/4%) of the gross wages of each of the employees, regular as well as probationary, covered by this Agreement, said gross wages to include overtime, incentive and bonuses of any kind and nature, to the United Wire, Metal and Machine Health and Welfare Fund. Effective January 22, 1998, the contribution shall be increased to eight and one-half (8 1/2%) percent per month, per employee, and effective January 22, 1999, the contribution shall be increased to eight and three-quarters (8 3/4%) percent per month, per employee.

Payments are to be made monthly and to be accompanied by a written list showing the name of the employee, his shop number or classification, his weekly wages and the amount of contribution. Such payment must be made by the fifteenth (15th) of the month following the month for which payment is to be made. Contributions to the Fund shall be held, managed and administered in accordance with the current Trust Indenture, or as amended hereafter, of the said United Wire, Metal and Machine Health and Welfare Fund, the terms of which the Employer hereby ratifies. The Employer agrees to furnish to the Fund all records pertaining to the names of employees whose services are terminated, and such other information as may be required by any underwriting insurance company or by the Fund for the proper administration thereof. The payroll and other pertinent records of the Employer may be examined by the Union or by the Fund, or their representatives, at reasonable hours, on demand.

It is expressly understood and agreed that the contributions to the United Wire, Metal and Machine Health and Welfare Fund as herein provided shall not obligate the said Fund to provide the coverage required by the New York State Disability Benefits Law. The said required benefits shall be provided independently by the Employer without any deductions from, or contributions by, the employees.

It is expressly agreed that the Union and/or the United Wire, Metal and Machine Pension Fund shall have the right to cover its or their employees in the United Wire, Metal and Machine Health and Welfare Fund, but neither the Union nor the Pension Fund shall participate in the selection of Employer-Trustees of the United Wire, Metal and Machine Health and Welfare Fund. The Welfare Fund may provide coverage for its own employees.

The Employer must, within ten (10) days of any layoff, recall, discharge, death or other change of status, including family status, notify the Welfare Fund so appropriate notice, if required by COBRA, may be sent.

                                 ARTICLE XXVII
                                 -------------

                                    PENSION
                                    -------

The Employer agrees to contribute on or before the tenth (10th) day of each month to the United Wire, Metal and Machine Pension Fund the sum of Thirteen Dollars ($13.00) per week for each employee on the payroll, regular and probationary, covered by this Agreement.

Effective December 22, 1999 the Employer agrees to contribute Fourteen Dollars ($14.00) per week for each employer on the payroll regular and probationary.

The contributions to the Fund shall be held, managed and administered in accordance with the current Trust Indenture, or as amended hereafter, of the said United Wire, Metal and Machine Pension Fund, the terms of which the Employer hereby ratifies.

The Employer agrees to furnish to the Fund all records pertaining to the employees which may be required by the Fund for the proper administration thereof, and the payroll and other pertinent records of the Employer may be examined by the Union or the Fund, or their representatives, at reasonable hours, on demand.

It is expressly agreed that the Union and/or the United Wire, Metal and Machine Health and Welfare Fund shall have the right to cover its or their employees in the United Wire, Metal and Machine Pension Fund, provided that the Union and/or the United Wire, Metal and Machine Health and Welfare Fund shall make contributions to the said Fund, but neither the Union nor the United Wire, Metal and Machine Health and Welfare Fund shall participate in the selection of Employer-Trustees of the United Wire, Metal and Machine Pension Fund. The Pension Fund may provide coverage for its own employees.

                                ARTICLE XXVIII
                                --------------

                                    ANNUITY
                                    -------

Upon certification of the Fund's actuary that the monies are not necessary to provide the welfare benefit, the Union is authorized to direct payment of the Welfare Fund percentage, or part thereof, to the United Wire, Metal and Machine Pension Fund, or a separate annuity fund, at the discretion of the Trustees, to provide an annuity account payment for each member of the bargaining unit. The Trustees may establish uniform rules for vesting and other requirements.

It is agreed and understood that the Employer, during the life of this Agreement, shall not be required to pay any sums to the annuity plan or Welfare Fund in excess of this percentage.

                                 ARTICLE XXIX
                                 ------------

               ENFORCEMENT OF WELFARE AND PENSION CONTRIBUTIONS
               ------------------------------------------------

In the event the Employer is delinquent in payment of contributions provided herein to be made to the United Wire, Metal and Machine Health and Welfare Fund and the United Wire, Metal and Machine Pension Fund, or of dues and/or initiation fees to the Union, the Employer shall pay interest on the sums so due at the rate and under such rules as established by the Trustees of the Fund.

In the event the Employer defaults in the payment of the contributions to the United Wire, Metal and Machine Health and Welfare Fund or to the United Wire, Metal and Machine Pension Fund, enforcement thereof may be had by either the Union or by the Trustees of the Fund, in which event the Employer shall pay, in addition, to the amount due, reimbursement for all costs and expenses incurred by the Union or by the Trustees of the Fund, in arbitration suit or accountant's or auditor's fees, disbursements and interest as specified above.

In the event the Employer defaults in the payment of the contributions herein provided to be made to the United Wire, Metal and Machine Health and Welfare Fund, or to the United Wire, Metal and Machine Pension Fund, the Union may authorize a work stoppage.

Notwithstanding any other provision of this Agreement relating to arbitration, the parties specifically agree that any claim made by the Union for failure by the Employer to pay contributions to the United Wire, Metal and Machine Health and Welfare Fund or to the United Wire, Metal and Machine Pension Fund, or for failure to pay initiation fees and/or dues to the Union, may be submitted upon three (3) calendar days notice to arbitration as hereinabove provided to the Impartial Chairman as designated by the Trustees of the Funds.

                                  ARTICLE XXX
                                  -----------

                                     WAGES
                                     -----

A. All Employees of HTM employed as of January 22, 1997 shall receive an increase of four percent (4%) an hour, which wage increase shall amount to no less than twenty-five cents (25(cents)) per hour, retroactive to January 22, 1997.

B. Effective January 22, 1998 all employees of HTM shall receive an increase of four percent (4%) of their individual rates, which wage increase shall amount to no less than twenty-five cents (25(cents)) per hour.

C. Effective January 22, 1999 all employees of HTM shall receive an increase of three and one-half percent (3 1/2%) of their individual rates, which wage increase shall amount to no less than twenty-five cents (25(cents)) per hour, plus C. of L., if any, effective January 22, 1999.

All employees employed on or after January 22, 1997, shall receive rates no less than the applicable rates specified in Schedule "A" annexed hereto, and made a part of this Agreement.

If new classifications, unrelated to the classifications provided in said wage rate Schedule "A" are introduced by the Employer during the life of this Agreement such new classifications shall be negotiated. In the event the parties hereto fail to agree, the matter shall be submitted to arbitration in accordance with the Arbitration provisions provided for in the Agreement.

                                 ARTICLE XXXI
                                 ------------

                                   VACATIONS
                                   ---------

Paid vacations shall be given to employees in accordance with the following schedule.

                                                    Vacation
      Length of Service                             --------
      -----------------                              5 days
      12 months                                      6 days
      12-15 months                                   7 days
      15-18 months                                   8 days
      18-21 months                                   9 days
      21-24 months                                   10 days
      24 months to 5 years                           14 days
      5 years to 6 years                             16 days
      6 years to 10 years                            17 days
      10 years to 15 years                           19 days

15 years or more
Said vacations shall be computed as of the contract date (January 22nd) in accordance with a vacation schedule to be mutually agreed upon by the Union and the Employer.

An employee who has worked for a period of seven (7) months from January 22nd, during the vacation year shall be entitled to his full vacation. It is distinctly understood and agreed that the purpose of this paragraph is that seven (7) months' work be considered the equivalent of one (1) year for the purposes of full vacation pay.

An employee shall receive an extra day's vacation or shall be paid an extra day's pay for a paid holiday which falls within his vacation period.

It is agreed that the vacation provided for herein shall be deemed for employees employed for seven (7) months or more wages earned during each month of the year and accumulated as deferred wages and payable to said employee or his heirs immediately upon the earliest of any of the following occurrences:

         a.       The last working day prior to vacation.

         b.       Death.

         c. Cessation of plant operations, sale, transfer or removal of the business or discontinuance of operation by the Employer for any reason.

         d. Thirty (30) days after an employee's employment is terminated for any reason whatsoever except terminated for cause.

This provision is intended to preserve the preferential rights of the employees and not to create, alter, modify or eliminate any rights of the employees under the applicable Unemployment Insurance Statute.

                                 ARTICLE XXXII
                                 -------------

                            ASSIGNMENT OF CONTRACT
                            ----------------------

The parties agree that this Contract may be assigned by the Union to a successor Union, and such assignment shall be binding upon the Employer immediately upon the giving of notice by registered mail to that effect, in which event the successor Union shall be the beneficiary of all the terms, conditions and covenants hereof and assume all obligations hereunder.

The Employer agrees that this Contract and any assignment thereof shall be binding upon his successor and assigns, regardless of the name or entity under which such successors and assigns may conduct business.

                                ARTICLE XXXIII
                                --------------

                                COST OF LIVING
                                --------------

A cost of living adjustment will be determined in accordance with the changes of the Consumer Price Index (CPI) for Urban Wage Earners and Clerical Workers, issued by the Bureau of Labor Statistics of the U.S. Department of Labor, between said Index as of December 1997 and December 1998.

If as of December 1998, the Index shows a rise of over two (2) points between December 1997 and December 1998, each employee in the bargaining unit who is employed on January 22, 1999, shall receive One Cent ($.01) per hour for each point of such excess, or part thereof, effective January 22, 1999.

                                 ARTICLE XXXIV
                                 -------------

                                   JURY DUTY
                                   ---------

In the event a non-probationary employee is called for and reports for Jury Duty, he shall be paid for time necessarily lost because of Jury Duty, the difference between his regularly scheduled shift hours (less any regularly scheduled shift hours actually worked on the day involved) times his payroll rate and the daily jury fee paid by the Court. In order to receive payment under this provision, an employee must give the Company seven (7) days prior notice that he has been summoned for Jury Duty and furnish satisfactory evidence from the Commissioner of Jurors or the Court of jurisdiction that jury duty was performed on the day or days for which he claims such payment. For the purposes of this provision "regularly scheduled shift hours" are limited to a maximum of eight (8) hours per day. The provisions herein are not applicable to an employee who, without being summoned, volunteers for Jury Duty.

                                 ARTICLE XXXV
                                 ------------

                                 PLANT REMOVAL
                                 -------------\

In the event the plant of the Employer is moved thirty-five (35) miles or more from the present location, the Employer shall pay to employees with three (3) years or more of seniority as well as those employees with three (3) years or more seniority who are on layoff or leave of absence for six (6) months or less at the time the plant permanently shuts down its operations at is present location and who do not choose to work at the new location, severance pay in accordance with the following formula:

               Years of Service                            Severance Pay
               ----------------                            -------------

        3 years but less than 5 years                      80 hours pay
        5 years but less than 7 years                      120 hours pay
        7 years but less than 10 years                     160 hours pay
            10 years or more                               200 hours pay

Employees who choose to follow their job to a new location shall not suffer reduction in pay or benefits.

                                 ARTICLE XXXVI
                                 -------------

                                PAID SICK LEAVE
                                ---------------

A. Employees who are employed one (1) year but less than two (2) years as of January 21 during the terms hereof shall be entitled to two (2) days paid sick leave at eight (8) hours straight time during the Contract year.

B. Employees who are employed two (2) years but less than three (3) years as of January 21 during the term hereof shall be entitled to four (4) days' paid sick leave at eight (8) hours straight time during the Contract year.

C. Employees who are employed three (3) years but less than five (5) years as of January 21 during the term hereof shall be entitled to five (5) days' paid sick leave at eight (8) hours straight time during the Contract year.

D. Employees who are employed five (5) years or more as of January 21 during the term hereof shall be entitled to six (6) days paid sick leave at eight (8) hours straight time during the contract year.

E. Employees who complete one (1) year, two (2) years, three (3) years or five
(5) years of service during the Contract year shall have their sick leave allotments pro-rated to the nearest January 21.

F. Unused sick leave shall be paid at the end of each Contract year.

                                ARTICLE XXXVII
                                --------------

                                MOURNING PERIOD
                                ---------------

Each employee shall be entitled to three (3) days mourning period with full pay for each occurrence for lost time in the event of a death in his immediate family. Immediate family shall consist of spouse, children, father, mother, sister, brother, grandparent, mother-in-law, father-in-law or grandchildren.

                                ARTICLE XXXVIII
                                ---------------

             GENERAL PROVISIONS AND EFFICIENCY TO MEET COMPETITION
             -----------------------------------------------------

A. There shall be no discrimination against any employee because of his acting as an officer of the Union, Steward or Committeeman or because of any other activities in the interest of the Union.

B. All provisions, conditions and terms of this Agreement shall bind, apply to and inure to the benefit of the respective parties, their successor, assignees or transferees.

C. A permanent employee who engages in any production or maintenance work must become a member of the Union pursuant to "ARTICLE II" of this Agreement.

D. The parties hereto realize that it is to their mutual interest to maintain the Company in a competitive position in the Industry and there shall be no limitation on production by any of the employees nor shall the output of any present or newly installed machine be restricted.

E. The Company shall have the right to determine the size of the working force, and all layoffs and reductions in staff shall be in the Company's discretion, except as limited by the express provisions of this Contract.

F. The Company may continue and may from time to time make such work rules and changes as it may deem necessary and proper for the conduct of its business, provided that the same are not inconsistent with any of the express provisions of this Agreement.

                                 ARTICLE XXXIX
                                 -------------

                          LABOR MANAGEMENT COMMITTEE
                          --------------------------

A Labor-Management Committee is to be maintained for the purpose of promoting good management-labor relations, improving efficiency, curtailing absenteeism, promoting safety conditions and good sanitary conditions.

                                  ARTICLE XL
                                  ----------

                               SAFETY PROVISIONS
                               -----------------

The Employer agrees to institute appropriate programs to assure that first aid kits are properly maintained.

                                  ARTICLE XLI
                                  -----------

                                  TERMINATION
                                  -----------

This Agreement shall be effective from January 22, 1997 until midnight of January 21, 2000, and thereafter from year to year, unless either party shall notify the other by certified mail at least sixty (60) days prior to the end of the current term, or as the case may be, sixty (60) days prior to the end of any additional Contract year, of an intention to make changes in or terminate this Agreement.

Negotiations for a new Contract, as herein provided, shall be on the Employer's time and employees engaged in such negotiations shall suffer no loss of pay.

Grievance or other claims existing at the time of the termination of this Contract shall survive such termination and shall be enforceable pursuant to "ARTICLE XVIII", hereof.

                                 ARTICLE XLII
                                 ------------

                                 SAVING CLAUSE
                                 -------------

In the event that any Federal or State Legislation, governmental regulations or court decisions cause invalidation of any Article or Section of this Agreement, all other Articles and Sections not so invalidated shall remain in full force and effect.

Upon a clause being so invalidated, the parties to this Agreement shall meet in order to negotiate a replacement of no less than equal value of the clause so invalidated. If the parties fail to reach an agreement as to a replacement clause, the matter may be submitted to arbitration as provided for in this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed as of the date first above indicated.

                                       HAUPPAGE RECORD MANUFACTURING CO.,
                                       A WHOLLY OWNED SUBSIDIARY OF
                                       ALLIED DIGITAL TECHNOLOGIES CORP. - HTM

Recommended By:

                                       By:
----------------------------------        ----------------------------------

Donna Santoro, Delegate

                                       LOCAL 810, STEEL, METALS, ALLOYS AND
                                       HARDWARE FABRICATORS AND
Committee:                             WAREHOUSEMEN, affiliated with
                                       INTERNATIONAL BROTHERHOOD OF
                                       TEAMSTERS.
----------------------------------
                                       By:
                                          ----------------------------------
----------------------------------        Louis Smith, President


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                                      15

                                      HTM
                                      ---

                                 SCHEDULE "A"
                                 ------------

THROUGH THE PERIOD ENDING JUNE 30, 1997:
----------------------------------------

                                                           After
                                   Starting            Probationary
Classification                       Rate                 Period
                                     ----                 ------

General Help                         5.15                  5.30
Machine Operator                     5.25                  5.50

General Helpers promoted to Machine Operator shall receive twenty-five cents (25(cents)) after thirty (30) days.

EFFECTIVE JULY 1, 1997:

                                                          After
                                   Starting            Probationary
Classification                       Rate                 Period
                                     ----                 ------

General Help                         5.25                  5.40
Machine Operator                     5.35                  5.60

General Helpers promoted to Machine Operator shall receive twenty-five cents (25(cents)) after thirty (30) days.



                                      16